Exhibit 32.1



                                WRITTEN STATEMENT
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

     The undersigned hereby certify that, to the best of the knowledge of the undersigned, the Quarterly Report on Form 10-Q for the quarter ended December 31, 2006 filed by PHC, Inc. with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  February 14, 2007                 By:   /s/  Bruce A. Shear
                                         _______________________________
                                                    Bruce A. Shear, President
                                                    and Chief Executive Officer

Date:  February 14, 2007                 By:   /s/  Paula C. Wurts
                                          _______________________________
                                                    Paula C. Wurts,
                                                    Chief Financial Officer



                                    -- 26 --